Post-retirement benefits - Summary of total amount recognised in other comprehensive income before tax (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Disclosure of net defined benefit liability (asset) [Abstract]
Actuarial (losses)/gains	$ (1,242)	$ (1,295)	$ 1,382
Return on assets, net of interest on assets	768	1,033	(527)
Gain on application of asset ceiling	0	0	52
Total (loss)/gain recognised in other comprehensive income	$ (474)	$ (262)	$ 907